UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2021

Isos Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40142	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 Post Road West, Suite 200

Westport, CT 06880

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 554-5641

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share, par value $0.0001 per share, and one-third of one Redeemable Warrant	ISOS.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	ISOS	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ISOS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 21, 2021, Isos Acquisition Corporation (“Isos”) filed a Form 8-K (the “Original Form 8-K”). This Amendment to Form 8-K is being filed to make certain clarifications, including to clarify that fiscal year 2021 revenue for Bowlero Corp. (“Bowlero”) disclosed in the Original Form 8-K and related Exhibits as $381 million referred to Bowlero’s leisure revenue for fiscal year 2021, and that Bowlero’s consolidated revenue for fiscal year 2021 was $395 million. In connection with such clarifications, updated versions of Exhibits 99.2 and 99.3 to the Original Form 8-K are being refiled. Except as set forth herein, the remainder of the Original Form 8-K remains unchanged.

Item 7.01. Regulation FD Disclosure

On September 21, 2021, Isos and Bowlero issued a joint press release announcing Bowlero’s results for its fiscal year ended June 27, 2021. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In connection with the announcement of such earnings, Bowlero posted a presentation on its website with respect to Bowlero’s earnings, a copy of which is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

Also on September 21, 2021, Isos and Bowlero updated the investor presentation being used by Isos and Bowlero with respect to their proposed business combination, which such updated investor presentation is attached as Exhibit 99.3 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and Exhibit 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Isos under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3

Important Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Isos and Bowlero. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, Isos has filed a Form S-4, including a proxy statement/prospectus, and has filed additional relevant materials with the SEC. The proxy statement/prospectus, when definitive, will be sent to all stockholders of Isos. Isos will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Isos are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Isos through the website maintained by the SEC at www.sec.gov as well as online at www.isosacquisitioncorp.com/investor-relations.

Participants in the Solicitation

Isos and Bowlero and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Isos’s stockholders in connection with the proposed transaction. Information about Isos’s directors and executive officers and their ownership of Isos’s securities is set forth in Isos’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Isos or Bowlero, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transactions and Isos. Such forward-looking statements include, but are not limited to, statements regarding the closing of the combination and the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the business combination, and future business plans of the Bowlero and Isos management teams, including Bowlero’s offerings, revenue growth and financial performance, facilities, product expansion and services. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Isos and Bowlero. Many factors could cause actual future events to differ from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Isos’s securities, (ii) the risk that the transaction may not be completed by Isos’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Isos, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the stockholders of Isos, the satisfaction of the minimum trust account amount following any redemptions by Isos’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the transaction, (v) the inability to complete the PIPE Offerings, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vii) the effect of the announcement or pendency of the transaction on Bowlero’s business relationships, operating results, and business generally, (viii) the unprecedented impact of the coronavirus on our business and operations and the related impact on our ability to access other funding sources; (ix) the duration of government-mandated and voluntary shutdowns and restrictions; (x) the speed with which our bowling centers safely can be reopened and the level of customer demand following reopening; (xi) the economic impact of the coronavirus and related disruptions on the communities we serve; (xii) our overall level of indebtedness; (xiii) general business and economic conditions, including as a result of the coronavirus; (xiv) the impact of competition; (xv) the seasonality of Bowlero’s business; (xv) adverse weather conditions; (xvi) guest and employee complaints and litigation; (xvii) labor costs and availability; (xvii) changes in consumer and corporate spending, including as a result of the coronavirus; (xviii) changes in demographic trends; and (xix) changes in governmental regulations. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, particularly in Bowlero’s industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Isos’s registration statement on Form S-4, which includes a proxy statement/prospectus, and other documents filed by Isos from time to time with the SEC (including Isos’s quarterly filings). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Bowlero and Isos assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Bowlero nor Isos gives any assurance that either Bowlero or Isos will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Joint Press Release, dated September 21, 2021.
99.2	Presentation regarding Bowlero’s FY21 Earnings.
99.3	Form of Updated Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOS ACQUISITION CORPORATION

By:	/s/ George Barrios
	Name:	George Barrios
	Title:	Co-Chief Executive Officer

By:	/s/ Michelle Wilson
	Name:	Michelle Wilson
	Title:	Co-Chief Executive Officer

Dated: September 24, 2021

4